BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


              Supplement to the Prospectus dated February 27, 1998


                          Supplement dated June 9, 1998



         The Brandes Institutional International Equity Fund (the "Fund") will close to new shareholders on September 30, 1998. Shareholders who own shares of the Fund when it closes may continue to purchase shares in their existing accounts after the Fund closes. Employer-sponsored retirement plans will be able to open additional accounts for plan participants. Brandes Investment Partners, L.P., as the Fund's Advisor, may reopen and close the Fund from time to time in the future, as circumstances warrant.